UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Registrant is making a filing for 2 of its series:

Wells Fargo Absolute Return Fund and Wells Fargo Asset Allocation Fund.

Date of reporting period: April 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2019

Wells Fargo Absolute Return Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Absolute Return Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Absolute Return Fund for the 12-month period that ended April 30, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018, particularly for international stocks. During the first four months of 2019, domestic and international stocks and bonds gained as business and economic data improved and investor confidence advanced.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.23%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 5.04%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.29% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.51%. The Bloomberg Barclays Municipal Bond Index6 added 6.16%, and the ICE BofAML U.S. High Yield Index7 gained 6.71%.

Trade tensions and U.S. interest rate increases influenced markets during 2018.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.20%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Absolute Return Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Absolute Return Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Absolute Return Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a positive total return.

Manager

Wells Fargo Funds Management, LLC

Portfolio manager

Ben Inker, CFA®‡1

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WARAX)[4]	3-1-2012	-5.39	0.37	4.70	0.42	1.56	5.32	1.48	1.48

Class C (WARCX)[5]	3-1-2012	-1.31	0.80	4.53	-0.31	0.80	4.53	2.23	2.23

Class R (WARHX)[6]	9-30-2015	–	–	–	0.21	1.32	5.35	1.73	1.73

Class R6 (WARRX)[7]	10-31-2014	–	–	–	0.86	2.01	5.68	1.05	1.05

Administrator Class (WARDX)[8]	3-1-2012	–	–	–	0.48	1.66	5.46	1.40	1.37

Institutional Class (WABIX)[9]	11-30-2012	–	–	–	0.76	1.92	5.64	1.15	1.13

MSCI ACWI Index (Net)[10]	–	–	–	–	5.06	6.96	11.11	–	–

Bloomberg Barclays U.S. TIPS 1-10 Year Index[11]	–	–	–	–	3.30	1.39	2.82	–	–

CPI[12]	–	–	–	–	2.00	1.51	1.83	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Borrowing money to purchase securities or to cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Alternative investments, such as commodities and merger arbitrage strategies, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to asset-backed securities risk, non-diversified funds risk, geographic risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on pages 7 and 8.

Performance highlights (unaudited)	Wells Fargo Absolute Return Fund	7

Growth of $10,000 investment as of April 30, 2019[13]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund invests substantially all of its investable assets directly in GMO Benchmark-Free Allocation Fund, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker, a senior member of GMO’s Asset Allocation Team, has been primarily responsible for coordinating the portfolio management of GMO Benchmark-Free Allocation Fund since 2003.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.84% in acquired fund fees and expenses and underlying GMO fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of GMO Benchmark-Free Allocation Fund and other acquired fund fees and expenses.

[3]

The manager has contractually committed through August 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.71% for Class A, 1.46% for Class C, 0.96% for Class R, 0.28% for Class R6, 0.57% for Administrator Class, and 0.33% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any, including the expenses of GMO Benchmark-Free Allocation Fund), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class A shares prior to their inception is based on the performance of Class III shares of GMO Benchmark-Free Allocation Fund. The inception date of GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to Class A shares at its inception. The ratio for Class A shares was 1.66%.

[5]

Historical performance shown for Class C shares prior to their inception is based on the performance of Class III shares of GMO Benchmark-Free Allocation Fund. The inception date of GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to Class C shares at its inception. The ratio for Class C shares was 2.41%.

8	Wells Fargo Absolute Return Fund	Performance highlights (unaudited)

[6]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R share expenses. If these expenses had been included, returns for Class R shares would be lower.

[7]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 share expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[8]

Historical performance shown for Administrator Class shares prior to their inception is based on the performance of Class III shares of GMO Benchmark-Free Allocation Fund. The inception date of GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to Administrator Class shares at its inception. The ratio for Institutional Class shares was 1.50%.

[9]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class share expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[10]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[11]

The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index is an unmanaged index of U.S. Treasury securities with maturities of less than 10 years and more than 1 year. You cannot invest directly in an index.

[12]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[13]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the MSCI ACWI Index (Net), Bloomberg Barclays U.S. TIPS 1-10 Year Index, and the CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[14]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[15]

The MSCI ACWI ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[16]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[17]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[18]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[19]

The holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments of GMO Benchmark-Free Allocation Fund divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[20]

Portfolio allocation represents the portfolio allocation of the GMO Benchmark-Free Allocation Fund, which is calculated based on the investment exposures of the underlying GMO funds. Portfolio allocation is subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Absolute Return Fund	9

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the MSCI ACWI Index (Net), the Bloomberg Barclays U.S. TIPS 1–10 Year Index, and the CPI for the 12-month period that ended April 30, 2019.

∎	Investments in equities in emerging and developed markets outside the U.S. detracted as non-U.S. equities declined and trailed U.S. stocks.

∎

The Fund’s alternatives, fixed-income, and cash/cash-plus allocations all contributed to performance while equity exposures detracted. All fixed-income strategies and six of our eight alternative strategies delivered positive returns.

All strategies, including equity, fixed-income, alternative, and cash/cash-plus, contributed to absolute returns.

Risk assets rallied during the past year. Equities delivered mixed returns in a volatile fashion over the fiscal year as U.S. markets outperformed developed non-U.S. and emerging stocks, which suffered declines. Global equities, represented by the MSCI ACWI Index (Net), rose 5.06%. U.S. stocks recorded an impressive 13.49% return, as measured by the S&P 500 Index14, which outperformed non-U.S. developed markets and emerging markets. The MSCI ACWI ex USA Index (Net)15 fell 3.23%, while emerging markets, as measured by the MSCI EM Index (Net)16, declined 5.04%.

Strong corporate earnings, low unemployment levels, and still-accommodative central bank policies propelled U.S. markets higher while concerns over economic growth, rising trade tensions, and other geopolitical issues weighed on non-U.S. markets. U.S. interest rate declines and narrowing spreads led to positive returns in the fixed-income markets, with the Bloomberg Barclays U.S. Aggregate Bond Index17 rising 5.29%.

Investments in emerging markets detracted most from portfolio returns on an absolute basis, though strong stock selection helped our emerging exposures outperform the MSCI EM Index (Net). Weak security selection within developed ex-U.S. stocks, on the other hand, added to declines in those markets.

Alternative strategies delivered positive returns except for the European, Australasian, and Far East value (hedged) versus S&P 500 Index18 and U.S. small value versus S&P 500 Index-spread trades, which fell. Alternatives modestly trailed global stocks. The special opportunities, relative value rates and foreign exchange (FX), Quality (stocks we view as having high profitability, stable profitability, and low debt) versus S&P relative value exposure, and merger arbitrage strategies delivered positive returns and relative contributions.

Fixed-income exposures delivered solid performance but modestly trailed the Bloomberg Barclays U.S. Aggregate Bond Index, which rallied strongly. The high-yield strategy rose the most, while Treasury Inflation-Protected Securities (TIPS), structured products, and emerging debt contributed most to portfolio returns given their larger position sizes.

Holdings (%) as of April 30, 2019[19]

GMO Implementation Fund	75.62

GMO SGM Major Markets Fund Class VI	7.34

GMO Opportunistic Income Fund Class VI	4.90

GMO Emerging Country Debt Fund Class IV	3.93

GMO Risk Premium Fund Class VI	2.49

GMO Special Opportunities Fund Class VI	2.45

GMO High Yield Fund Class VI	1.35

We made a number of portfolio allocation changes as valuations and market conditions changed.

Our equity allocation increased, ending the period at approximately 42% of the portfolio, as we added an ACWI ex-U.S. extension strategy and added modestly to our emerging and developed ex-U.S. positions. Our alternatives allocation remained flat overall, but we made numerous underlying changes by adding a U.S. Small Value versus S&P position and put-selling exposure along with adding to our EAFE Value versus S&P position. We reduced Quality versus S&P and special opportunities.

The overall exposure to our fixed-income allocation increased as we added to our structured products, emerging debt, and high-yield exposures. The portfolio’s allocation to cash/cash-plus declined approximately 11%.

Please see footnotes on page 8.

10	Wells Fargo Absolute Return Fund	Performance highlights (unaudited)

Portfolio allocation as of April 30, 2019[20]

Going forward, we see value in international stocks (primarily emerging market value and developed ex-U.S. equities) and select alternative strategies.

We believe that equity markets are priced to deliver below-average returns, even negative in many cases after inflation. Within equity markets, we have a strong preference for international and emerging market exposures over U.S. equities. Within international stocks, we believe that value stocks are priced to potentially deliver a higher return than growth stocks, and emerging market value stocks remain our favored equity asset class. While absolute return potential looks muted, the spread in some of our forecasts may offer the opportunity to generate attractive returns.

Our outlook for U.S. and developed ex-U.S. sovereign debt, as well as TIPS, remains negative to muted, at best. Given the narrowing of credit spreads over the period, our forecasts for and exposure to emerging market debt declined.

Alternative strategies offer a diversifying way to pursue returns with less duration than traditional stocks and bonds and less exposure to expensive equity valuations. We continued to hold significant positions in what we perceive to be safer assets, like U.S. cash and short-duration, high-credit-quality fixed-income positions. This capital enables us to bear risk elsewhere in the portfolio, helps minimize drawdowns, and affords us the option to redeploy capital when risk assets are more attractively priced.

Please see footnotes on page 8.

Fund expenses (unaudited)	Wells Fargo Absolute Return Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Absolute Return Fund (excluding GMO Benchmark- Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,059.02	$3.52	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46	0.69%
Class C

Actual	$1,000.00	$1,055.35	$7.34	1.44%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.66	$7.20	1.44%
Class R

Actual	$1,000.00	$1,057.97	$4.79	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.70	0.94%
Class R6

Actual	$1,000.00	$1,060.66	$1.33	0.26%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.30	0.26%
Administrator Class

Actual	$1,000.00	$1,059.49	$2.91	0.57%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Institutional Class

Actual	$1,000.00	$1,060.59	$1.69	0.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.16	$1.66	0.33%

Please see footnote on page 12.

12	Wells Fargo Absolute Return Fund	Fund expenses (unaudited)

Wells Fargo Absolute Return Fund (including GMO Benchmark- Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,059.02	$7.80	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.22	$7.64	1.53%
Class C

Actual	$1,000.00	$1,055.35	$11.60	2.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.50	$11.37	2.28%
Class R

Actual	$1,000.00	$1,057.97	$9.06	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$8.87	1.78%
Class R6

Actual	$1,000.00	$1,060.66	$5.61	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.50	1.10%
Administrator Class

Actual	$1,000.00	$1,059.49	$7.20	1.41%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.81	$7.05	1.41%
Institutional Class

Actual	$1,000.00	$1,060.59	$5.97	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.85	1.17%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019	Wells Fargo Absolute Return Fund	13

Security name	Shares	Value

Investment Companies: 98.80%

GMO Benchmark-Free Allocation Fund Class MF (l)	142,644,949	$3,827,163,989

Total Investment Companies (Cost $3,491,882,654)		3,827,163,989

Total investments (Cost $3,491,882,654)	98.80%	3,827,163,989

Other assets and liabilities, net	1.20	46,580,142

Total net assets	100.00%	$3,873,744,131

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Capital gain distributions from affiliated investment companies	Net change in unrealized gains (losses)	Dividends from affiliated investment companies	Value, end of period	% of net assets
Investment Companies
GMO Benchmark-Free Allocation Fund Class MF	201,120,148	8,698,061	67,173,260	142,644,949	$23,714,165	$3,249,250	$(179,971,678)	$146,966,391	$3,827,163,989	98.80%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Absolute Return Fund	Statement of assets and liabilities—April 30, 2019

Assets
Investments in affiliated investment companies, at value (cost $3,491,882,654)	$3,827,163,989
Cash	48,374,161
Receivable for investments sold	1,625,839
Receivable for Fund shares sold	3,389,489
Prepaid expenses and other assets	1,567

Total assets	3,880,555,045

Liabilities
Payable for Fund shares redeemed	4,675,799
Management fee payable	583,871
Shareholder report expenses payable	562,785
Administration fees payable	470,734
Distribution fees payable	262,376
Trustees’ fees and expenses payable	2,221
Accrued expenses and other liabilities	253,128

Total liabilities	6,810,914

Total net assets	$3,873,744,131

NET ASSETS CONSIST OF
Paid-in capital	$4,043,356,816
Total distributable loss	(169,612,685)

Total net assets	$3,873,744,131

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$415,010,548
Shares outstanding – Class A1	37,220,773
Net asset value per share – Class A	$11.15
Maximum offering price per share – Class A2	$11.83
Net assets – Class C	$419,656,117
Shares outstanding – Class C1	38,294,431
Net asset value per share – Class C	$10.96
Net assets – Class R	$262,278
Shares outstanding – Class R1	23,587
Net asset value per share – Class R	$11.12
Net assets – Class R6	$31,837,527
Shares outstanding – Class R6[1]	2,854,622
Net asset value per share – Class R6	$11.15
Net assets – Administrator Class	$116,871,223
Shares outstanding – Administrator Class[1]	10,450,669
Net asset value per share – Administrator Class	$11.18
Net assets – Institutional Class	$2,890,106,438
Shares outstanding – Institutional Class[1]	259,182,445
Net asset value per share – Institutional Class	$11.15

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended April 30, 2019	Wells Fargo Absolute Return Fund	15

Investment income
Dividends from affiliated investment companies	$146,966,391

Expenses
Management fee	9,550,170
Administration fees
Class A	930,285
Class C	1,098,269
Class R	605
Class R6	12,206
Administrator Class	198,580
Institutional Class	4,560,507
Shareholder servicing fees
Class A	1,107,482
Class C	1,307,463
Class R	487
Administrator Class	376,007
Distribution fees
Class C	3,922,388
Class R	720
Custody and accounting fees	22,999
Professional fees	37,854
Registration fees	230,790
Shareholder report expenses	529,049
Trustees’ fees and expenses	21,999
Interest expense	11,108
Other fees and expenses	127,997

Total expenses	24,046,965
Less: Fee waivers and/or expense reimbursements	(937,399)

Net expenses	23,109,566

Net investment income	123,856,825

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Affiliated investment companies	23,714,165
Capital gain distributions from affiliated investment companies	3,249,250

Net realized gains on investments	26,963,415
Net change in unrealized gains (losses) on investments	(179,971,678)

Net realized and unrealized gains (losses) on investments	(153,008,263)

Net decrease in net assets resulting from operations	$(29,151,438)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Absolute Return Fund	Statement of changes in net assets

	Year ended April 30, 2019		Year ended April 30, 2018[1]

Operations
Net investment income		$123,856,825		$107,306,470
Net realized gains on investments		26,963,415		16,405,452
Net change in unrealized gains (losses) on investments		(179,971,678)		245,367,476

Net increase (decrease) in net assets resulting from operations		(29,151,438)		369,079,398

Distributions to shareholders from net investment income and net realized gains
Class A		(10,217,417)		(9,408,721)
Class C		(8,345,831)		(6,375,512)
Class R		(6,474)		(4,480)
Class R6		(1,041,756)		(955,835)
Administrator Class		(3,430,512)		(4,226,442)
Institutional Class		(93,999,805)		(90,625,040)

Total distributions to shareholders		(117,041,795)		(111,596,030)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,986,972	88,301,273	3,985,939	45,281,967
Class C	2,053,878	22,241,720	3,127,436	35,016,593
Class R	2,443	26,736	19,303	214,620
Class R6	1,651,351	18,478,280	3,123,629	35,699,083
Administrator Class	1,232,710	13,729,288	2,555,544	29,155,651
Institutional Class	58,718,519	650,893,240	80,890,157	920,815,025

		793,670,537		1,066,182,939

Reinvestment of distributions
Class A	861,308	8,966,213	732,700	8,308,823
Class C	715,485	7,340,871	500,886	5,589,886
Class R	24	250	16	184
Class R6	85,080	884,829	82,831	939,299
Administrator Class	323,161	3,373,803	364,796	4,144,083
Institutional Class	7,292,254	75,839,442	6,634,478	75,234,979

		96,405,408		94,217,254

Payment for shares redeemed
Class A	(16,897,784)	(186,680,701)	(13,273,439)	(150,272,256)
Class C	(20,754,440)	(224,380,231)	(18,920,056)	(209,697,879)
Class R	(11,290)	(125,330)	(56,798)	(639,402)
Class R6	(2,978,729)	(32,635,193)	(451,000)	(5,129,814)
Administrator Class	(9,742,126)	(108,442,042)	(10,603,706)	(120,532,571)
Institutional Class	(174,060,644)	(1,913,506,164)	(95,116,208)	(1,082,787,960)

		(2,465,769,661)		(1,569,059,882)

Net decrease in net assets resulting from capital share transactions		(1,575,693,716)		(408,659,689)

Total decrease in net assets		(1,721,886,949)		(151,176,321)

Net assets
Beginning of period		5,595,631,080		5,746,807,401

End of period		$3,873,744,131		$5,595,631,080

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at April 30, 2018 was $51,574,245. The disaggregated distributions information for the year ended April 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Absolute Return Fund	17

(For a share outstanding throughout each period)

	Year ended April 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.40	$10.90	$10.25	$11.15	$11.39
Net investment income	0.27 [1]	0.19 [1]	0.08 [1]	0.11	0.14 [1]
Net realized and unrealized gains (losses) on investments	(0.24)	0.51	0.65	(0.88)	(0.01)

Total from investment operations	0.03	0.70	0.73	(0.77)	0.13
Distributions to shareholders from
Net investment income	(0.28)	(0.20)	(0.08)	(0.01)	(0.26)
Net realized gains	0.00	0.00	0.00	(0.12)	(0.11)

Total distributions to shareholders	(0.28)	(0.20)	(0.08)	(0.13)	(0.37)
Net asset value, end of period	$11.15	$11.40	$10.90	$10.25	$11.15
Total return[2]	0.42%	6.45%	7.15%	(6.82)%	1.23%
Ratios to average net assets (annualized)
Gross expenses[3]	0.69%	0.68%	0.67%	0.68%	0.71%
Net expenses[3]	0.69%	0.68%	0.67%	0.68%	0.71%
Net investment income	2.43%	1.67%	0.78%	0.87%	1.21%
Supplemental data
Portfolio turnover rate	5%	5%	2%	8%	6%
Net assets, end of period (000s omitted)	$415,011	$516,085	$586,785	$1,185,631	$1,954,792

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%
Year ended April 30, 2015	0.55%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Absolute Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.19	$10.70	$10.05	$11.01	$11.27
Net investment income	0.19 [1]	0.10 [1]	0.00 [1]	0.01 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	(0.24)	0.50	0.65	(0.85)	(0.01)

Total from investment operations	(0.05)	0.60	0.65	(0.84)	0.05
Distributions to shareholders from
Net investment income	(0.18)	(0.11)	0.00	0.00	(0.20)
Net realized gains	0.00	0.00	0.00	(0.12)	(0.11)

Total distributions to shareholders	(0.18)	(0.11)	0.00	(0.12)	(0.31)
Net asset value, end of period	$10.96	$11.19	$10.70	$10.05	$11.01
Total return[2]	(0.31)%	5.60%	6.47%	(7.59)%	0.47%
Ratios to average net assets (annualized)
Gross expenses[3]	1.44%	1.43%	1.42%	1.43%	1.47%
Net expenses[3]	1.44%	1.43%	1.42%	1.43%	1.47%
Net investment income	1.78%	0.88%	0.04%	0.08%	0.53%
Supplemental data
Portfolio turnover rate	5%	5%	2%	8%	6%
Net assets, end of period (000s omitted)	$419,656	$629,813	$765,561	$1,207,967	$1,820,384

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%
Year ended April 30, 2015	0.55%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Absolute Return Fund	19

(For a share outstanding throughout each period)

	Year ended April 30
CLASS R	2019	2018	2017	2016[1]
Net asset value, beginning of period	$11.37	$10.82	$10.22	$10.19
Net investment income (loss)	0.27	0.12	0.13	(0.05)[2]
Net realized and unrealized gains (losses) on investments	(0.26)	0.55	0.57	0.26

Total from investment operations	0.01	0.67	0.70	0.21
Distributions to shareholders from
Net investment income	(0.26)	(0.12)	(0.10)	(0.06)
Net realized gains	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	(0.26)	(0.12)	(0.10)	(0.18)
Net asset value, end of period	$11.12	$11.37	$10.82	$10.22
Total return[3]	0.21%	6.21%	6.91%	2.10%
Ratios to average net assets (annualized)
Gross expenses[4]	0.85%	0.93%	0.93%	0.93%
Net expenses[4]	0.85%	0.93%	0.93%	0.93%
Net investment income (loss)	2.42%	0.85%	1.40%	(0.92)%
Supplemental data
Portfolio turnover rate	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$262	$368	$756	$56

[1]	For the period from September 30, 2015 (commencement of class operations) to April 30, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016[1]	0.59%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Absolute Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS R6	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.41	$10.91	$10.26	$11.18	$11.32
Net investment income	0.34	0.31 [2]	0.14 [2]	0.10 [2]	0.09 [2]
Net realized and unrealized gains (losses) on investments	(0.27)	0.45	0.64	(0.82)	0.20

Total from investment operations	0.07	0.76	0.78	(0.72)	0.29
Distributions to shareholders from
Net investment income	(0.33)	(0.26)	(0.13)	(0.08)	(0.32)
Net realized gains	0.00	0.00	0.00	(0.12)	(0.11)

Total distributions to shareholders	(0.33)	(0.26)	(0.13)	(0.20)	(0.43)
Net asset value, end of period	$11.15	$11.41	$10.91	$10.26	$11.18
Total return[3]	0.86%	6.97%	7.67%	(6.42)%	2.68%
Ratios to average net assets (annualized)
Gross expenses[4]	0.26%	0.25%	0.25%	0.24%	0.24%
Net expenses[4]	0.26%	0.25%	0.25%	0.24%	0.24%
Net investment income	2.64%	2.69%	1.37%	0.99%	1.67%
Supplemental data
Portfolio turnover rate	5%	5%	2%	8%	6%
Net assets, end of period (000s omitted)	$31,838	$46,753	$14,636	$8,274	$84

[1]	For the period from October 31, 2014 (commencement of class operations) to April 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%
Year ended April 30, 2015[1]	0.55%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Absolute Return Fund	21

(For a share outstanding throughout each period)

	Year ended April 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.43	$10.92	$10.27	$11.18	$11.42
Net investment income	0.27 [1]	0.19 [1]	0.07 [1]	0.14 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(0.24)	0.53	0.68	(0.91)	0.01

Total from investment operations	0.03	0.72	0.75	(0.77)	0.15
Distributions to shareholders from
Net investment income	(0.28)	(0.21)	(0.10)	(0.02)	(0.28)
Net realized gains	0.00	0.00	0.00	(0.12)	(0.11)

Total distributions to shareholders	(0.28)	(0.21)	(0.10)	(0.14)	(0.39)
Net asset value, end of period	$11.18	$11.43	$10.92	$10.27	$11.18
Total return	0.48%	6.62%	7.31%	(6.85)%	1.40%
Ratios to average net assets (annualized)
Gross expenses[2]	0.60%	0.60%	0.59%	0.58%	0.55%
Net expenses[2]	0.57%	0.57%	0.57%	0.57%	0.55%
Net investment income	2.44%	1.70%	0.72%	1.31%	1.26%
Supplemental data
Portfolio turnover rate	5%	5%	2%	8%	6%
Net assets, end of period (000s omitted)	$116,871	$212,965	$287,532	$1,409,516	$3,763,871

[1]	Calculated based upon average shares outstanding

[2]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%
Year ended April 30, 2015	0.55%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Absolute Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.41	$10.92	$10.27	$11.19	$11.44
Net investment income	0.31 [1]	0.24	0.14	0.11 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(0.25)	0.50	0.63	(0.84)	(0.05)

Total from investment operations	0.06	0.74	0.77	(0.73)	0.18
Distributions to shareholders from
Net investment income	(0.32)	(0.25)	(0.12)	(0.07)	(0.32)
Net realized gains	0.00	0.00	0.00	(0.12)	(0.11)

Total distributions to shareholders	(0.32)	(0.25)	(0.12)	(0.19)	(0.43)
Net asset value, end of period	$11.15	$11.41	$10.92	$10.27	$11.19
Total return	0.76%	6.78%	7.58%	(6.51)%	1.65%
Ratios to average net assets (annualized)
Gross expenses[2]	0.36%	0.35%	0.35%	0.33%	0.29%
Net expenses[2]	0.33%	0.33%	0.33%	0.32%	0.29%
Net investment income	2.82%	2.07%	1.19%	1.05%	2.00%
Supplemental data
Portfolio turnover rate	5%	5%	2%	8%	6%
Net assets, end of period (000s omitted)	$2,890,106	$4,189,647	$4,091,536	$4,346,360	$4,824,238

[1]	Calculated based upon average shares outstanding

[2]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%
Year ended April 30, 2015	0.55%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Absolute Return Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Absolute Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying GMO funds”), whether currently existing or created in the future. These underlying GMO funds may include, among others, GMO High Yield Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Special Opportunities Fund, and GMO SGM Major Markets Fund. GMO Implementation Fund is permitted to invest in any asset class and may engage in merger arbitrage. Benchmark-Free Allocation Fund also may invest directly in securities (including other underlying funds) and derivatives. As of April 30, 2019, the Fund owned 34% of Benchmark-Free Allocation Fund. Because the Fund invests all of its assets in Benchmark-Free Allocation Fund, the shareholders of the Fund bear the fees and expense of Benchmark-Free Allocation Fund, which are not included in the Statement of Operations, but are incurred indirectly because they are considered in the calculation of the net asset value of Benchmark-Free Allocation Fund. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. The valuation of investments in securities and the underlying funds held by Benchmark-Free Allocation Fund is discussed in the annual report of Benchmark-Free Allocation Fund, which is included in the mailing of this shareholder report. An unaudited Statement of Assets and Liabilities and an unaudited Schedule of Investments for Benchmark-Free Allocation Fund as of April 30, 2019 have also been included as Appendix I in this report for your reference.

Investment transactions and income recognition

Investment transactions in Benchmark-Free Allocation Fund are recorded on a trade date basis. Realized gains and losses resulting from investment transactions in Benchmark-Free Allocation Fund are determined on the identified cost basis.

Income dividends and capital gain distributions from Benchmark-Free Allocation Fund are recorded on the ex-dividend date. Capital gain distributions from Benchmark-Free Allocation Fund are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24	Wells Fargo Absolute Return Fund	Notes to financial statements

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $3,566,785,424 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$260,378,565

Gross unrealized losses	0

Net unrealized gains	$260,378,565

As of April 30, 2019, the Fund had capital loss carryforwards which consist of $3,789,788 in short-term capital losses and $484,590,737 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Investment companies	$3,827,163,989	$0	$0	$3,827,163,989

Total assets	$3,827,163,989	$0	$0	$3,827,163,989

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

Notes to financial statements	Wells Fargo Absolute Return Fund	25

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.225%

Next $4 billion	0.200

Next $5 billion	0.175

Next $10 billion	0.165

Over $20 billion	0.160

For the year ended April 30, 2019, the management fee was equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through August 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses (excluding expenses of Benchmark-Free Allocation Fund and acquired fund fees and expenses) at 0.71% for Class A shares, 1.46% for Class C shares, 0.96% for Class R shares, 0.28% for Class R6 shares, 0.57% for Administrator Class shares, and 0.33% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2019, Funds Distributor received $30,323 from the sale of Class A shares and $259 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2019.

26	Wells Fargo Absolute Return Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT TRANSACTIONS

For the year ended April 30, 2019, the Fund made aggregate purchases and sales of $223,584,221 and $1,774,978,070, respectively, in its investment in Benchmark-Free Allocation Fund.

As a result of its investment in Benchmark-Free Allocation Fund, the Fund had incurred purchase premium and redemption fees. These purchase premium and redemption fees were paid by the Fund to Benchmark-Free Allocation Fund to help offset estimated portfolio transaction and related costs incurred as a result of a purchase or redemption order by allocating estimated transaction costs to the purchasing or redeeming shareholder. Purchase premium and redemption fees incurred by the Fund have been reflected in paid-in capital. Effective May 18, 2018, the Fund was no longer assessed any purchase premium and redemption fees.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended April 30, 2019, the Fund had average borrowings outstanding of $343,901 at an average annual interest rate of 3.23% and paid interest in the amount of $11,108.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $117,041,795 and $111,596,030 of ordinary income for the years ended April 30, 2019 and April 30, 2018, respectively.

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$58,389,275	$260,378,565	$(488,380,525)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended April 30, 2018 were as follows:

Net investment income

Class A	$9,408,721

Class C	6,375,512

Class R	4,480

Class R6	955,835

Administrator Class	4,226,442

Institutional Class	90,625,040

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Absolute Return Fund	27

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo Absolute Return Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Absolute Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2019, by correspondence with the transfer agent or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

June 26, 2019

Other information (unaudited)	Wells Fargo Absolute Return Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6.12% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $65,028,523 of income dividends paid during the fiscal year ended April 30, 2019 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Absolute Return Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Absolute Return Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996: Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Absolute Return Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Appendix I (unaudited)	33

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

April 30, 2019 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

16,523,938	GMO Emerging Country Debt Fund, Class IV	447,798,725

7,401,241	GMO High Yield Fund, Class VI	153,427,722

641,535,926	GMO Implementation Fund	8,615,827,484

21,118,390	GMO Opportunistic Income Fund, Class VI	558,792,610

10,233,707	GMO Risk Premium Fund, Class VI	283,883,034

25,318,556	GMO SGM Major Markets Fund, Class VI	835,765,518

13,704,953	GMO Special Opportunities Fund, Class VI	278,621,687

	TOTAL MUTUAL FUNDS (COST $10,929,076,657)	11,174,116,780

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

7,172,928	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 2.36% (a)	7,172,928

	TOTAL SHORT-TERM INVESTMENTS (COST $7,172,928)	7,172,928

	TOTAL INVESTMENTS — 100.1% (Cost $10,936,249,585)	11,181,289,708

	Other Assets and Liabilities (net) — (0.1%)	(6,704,843)

	TOTAL NET ASSETS — 100.0%	$11,174,584,865

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of April 30, 2019.

34	Appendix I (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — April 30, 2019 (Unaudited)

Assets:

Investments in affiliated issuers, at value(a)	$11,174,116,780

Investments in unaffiliated issuers, at value(b)	7,172,928

Receivable for investments sold	29,415,316

Receivable for Fund shares sold	131,466,322

Dividends and interest receivable	4,725

Receivable for expenses reimbursed and/or waived by GMO	1,531,105

Total assets	11,343,707,176

Liabilities:

Payable for Fund shares repurchased	161,292,161

Payable to affiliate for:

Management fee	6,420,226

Supplemental support fee – Class MF	337,770

Shareholder service fee	853,998

Payable to agents unaffiliated with GMO	2,470

Payable to Trustees and related expenses	32,593

Accrued expenses	183,093

Total liabilities	169,122,311

Net assets	$11,174,584,865

Net assets consist of:

Paid-in capital	$11,104,701,518

Distributable earnings (accumulated loss)	69,883,347

$11,174,584,865

Net assets attributable to:

Class III	$4,457,497,225

Class IV	$2,890,543,493

Class MF	$3,826,544,147

Shares outstanding:

Class III	166,299,146

Class IV	107,847,196

Class MF	142,644,949

Net asset value per share:

Class III	$26.80

Class IV	$26.80

Class MF	$26.83

(a) Cost of investments – affiliated issuers:	$10,929,076,657

(b) Cost of investments – unaffiliated issuers:	$7,172,928

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402346 06-19 A260/AR260 04-19

Annual Report

April 30, 2019

Wells Fargo Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asset Allocation Fund for the 12-month period that ended April 30, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility for much of 2018, particularly for international stocks. During the first four months of 2019, domestic and international stocks and bonds gained as business and economic data improved and investor confidence advanced.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.49% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.23%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 5.04%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.29% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.51%. The Bloomberg Barclays Municipal Bond Index6 added 6.16%, and the ICE BofAML U.S. High Yield Index7 gained 6.71%.

Trade tensions and U.S. interest rate increases influenced markets during 2018.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.20%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Asset Allocation Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[9]	The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Asset Allocation Fund	Letter to shareholders (unaudited)

Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EAAFX)[3]	7-29-1996	-3.88	1.18	6.09	1.96	2.38	6.71	1.32	1.13

Class C (EACFX)[3]	10-3-2002	0.21	1.62	5.91	1.21	1.62	5.91	2.07	1.88

Class R (EAXFX)[3]	10-10-2003	–	–	–	1.73	2.13	6.45	1.57	1.38

Administrator Class (EAIFX)[3]	10-3-2002	–	–	–	2.18	2.57	6.93	1.24	0.95

Institutional Class (EAAIX)[4]	11-30-2012	–	–	–	2.39	2.79	7.08	0.99	0.80

Asset Allocation Blended Index[5]	–	–	–	–	6.06	5.70	8.78	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	5.29	2.57	3.72	–	–

MSCI ACWI Index (Net)[7]	–	–	–	–	5.06	6.96	11.11	–	–

MSCI ACWI ex USA Index (Net)[8]	–	–	–	–	-3.23	2.83	7.75	–	–

Russell 3000® Index[9]	–	–	–	–	12.68	11.20	15.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 8.

Performance highlights (unaudited)	Wells Fargo Asset Allocation Fund	7

Growth of $10,000 investment as of April 30, 2019[10]

Please see footnotes on page 8.

8	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.57% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through August 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had been included, returns for Institutional Class shares would be higher. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund.

[5]

Source: Wells Fargo Funds Management, LLC. Effective June 16, 2018, the Fund’s benchmark index was renamed the Asset Allocation Blended Index and the composition of the index was changed to 45% Russell 3000® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI ACWI ex USA Index (Net). Prior to June 16, 2018, it was comprised of 65% MSCI ACWI Index (Net) and 35% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The developed markets country indices included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indices included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The MSCI ACWI ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[9]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the Asset Allocation Blended Index, Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI Index (Net), the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[13]

The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[14]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[15]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

[16]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[17]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[18]

The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[19]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/ or short futures contracts held as part of dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Asset Allocation Fund	9

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the Asset Allocation Blended Index as well as the Bloomberg Barclays U.S. Aggregate Bond Index and the Russell 3000® Index for the 12-month period that ended April 30, 2019. Meanwhile, the Fund outperformed the MSCI ACWI ex USA Index (Net).

∎

An overweight to international equities early in the period detracted from performance as U.S. equities outperformed international developed and emerging market equities by a wide margin. Security selection within the U.S. large-cap equity segment detracted from performance from the third quarter of 2018 through the end of April 2019.

∎

Asset allocation decisions contributed positively to relative results, due largely to trades within our Tactical Asset Allocation (TAA) futures overlay. A long exposure to S&P 500 Index[11] futures benefited the Fund as markets trended higher during the 12-month period.

U.S. asset classes posted strong performance, which helped the Fund post positive absolute returns for the 12-month trailing period.

Global equity markets climbed higher during the period amid a sharp rally in U.S. equities. For the 12-month period, U.S. large-cap stocks—as measured by the S&P 500 Index—rose 13.49% while U.S. small-cap stocks gained 4.61%, as measured by the Russell 2000® Value Index12. International stocks, meanwhile, ended the period in negative territory with the MSCI EAFE Index (Net)13 and the MSCI EM Index (Net)14 down 3.22% and 5.04%, respectively. Although equity markets trended higher, it was by no means a smooth ride. Volatility, as measured by the VIX15, was muted by historical standards throughout the summer and early fall and spiked toward the end of the fourth quarter amid concerns about higher yields, a slowdown in China, and escalating trade tensions. Equity markets sold off in December only to rally again in January as optimism among investors rose in reaction to a more dovish tone by the U.S. Federal Reserve and positive developments on the trade front.

Ten largest holdings (%) as of April 30, 2019[16]

Wells Fargo Managed Fixed Income Portfolio	24.41

Wells Fargo Disciplined U.S. Core Fund Class R6	12.74

Wells Fargo Large Company Value Portfolio	10.13

Wells Fargo International Value Portfolio	9.66

Wells Fargo Diversified Large Cap Growth Portfolio	9.54

Wells Fargo International Growth Portfolio	8.82

Wells Fargo Core Bond Portfolio	6.97

Wells Fargo Real Return Portfolio	3.50

Wells Fargo C&B Large Cap Value Portfolio	3.03

Wells Fargo Small Company Value Portfolio	2.75

Gains were not confined to equity markets. The U.S. bond market closed out the period on a positive note as well. During the period, the broad-based U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.29%. A decline in yields boosted returns on U.S. Treasury bonds and notes. During the 12-month period, yields on 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds fell by 0.50% and 0.20%, respectively. The overall Bloomberg Barclays U.S. Treasury Index17 gained 4.77%, while longer-dated U.S. Treasury bonds, as measured by the Bloomberg Barclays 20+ Year U.S. Treasury Index18, rose by 6.35%.

Portfolio allocations have shifted to more defensive positioning.

Within the Fund’s TAA futures overlay, we held a long exposure to S&P 500 Index futures as markets trended higher in the second and third quarters of 2018, which benefited performance. We reduced the position in November and added to it after the equity sell-off in December. After a rally in January, we locked in profits by closing out the position.

Toward the end of the period, we initiated trades to position the portfolio a bit more defensively. Specifically, we established a short position in S&P 500 E-Mini Index futures as well as a long position in Japanese yen futures. Within the underlying equity portfolio, we continue to maintain an overweight to consumer staples stocks.

Please see footnotes on page 8.

10	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

Allocations (%) as of April 30, 2019
	Effective allocation[19]	Neutral allocation

Bonds	35	35

Stocks	63	65

Effective Cash	2	0

Although we do not see any imminent risk of recession, we have adopted a more cautious stance.

Our macroeconomic view is that growth in 2019 will be slower than it was in 2018. However, we still hold that a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are optimistic about a positive resolution to the U.S.-China trade negotiations. With that in mind, we are taking a slightly more cautious approach to the markets and have started to reduce some risks in the portfolios.

Please see footnotes on page 8.

Fund expenses (unaudited)	Wells Fargo Asset Allocation Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,066.47	$5.51	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.47	$5.38	1.07%
Class C

Actual	$1,000.00	$1,061.89	$9.33	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.12	1.83%
Class R

Actual	$1,000.00	$1,064.55	$6.76	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.24	$6.61	1.32%
Administrator Class

Actual	$1,000.00	$1,066.75	$4.59	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.48	0.89%
Institutional Class

Actual	$1,000.00	$1,068.50	$3.82	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.73	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Asset Allocation Fund	Portfolio of investments—April 30, 2019

Security name			Shares	Value

Exchange-Traded Funds: 2.36%

Consumer Staples Select Sector SPDR Fund			843,543	$48,680,867

Total Exchange-Traded Funds (Cost $42,253,636)				48,680,867

Investment Companies: 97.84%

Affiliated Master Portfolios: 82.46%

Wells Fargo C&B Large Cap Value Portfolio				62,433,795

Wells Fargo Core Bond Portfolio				143,623,726

Wells Fargo Diversified Large Cap Growth Portfolio				196,609,314

Wells Fargo Emerging Growth Portfolio				23,148,517

Wells Fargo Factor Enhanced Emerging Markets Portfolio				28,926,083

Wells Fargo International Growth Portfolio				181,811,195

Wells Fargo International Value Portfolio				199,068,378

Wells Fargo Large Company Value Portfolio				208,694,583

Wells Fargo Managed Fixed Income Portfolio				502,935,822

Wells Fargo Real Return Portfolio				72,114,536

Wells Fargo Small Company Growth Portfolio				23,357,390

Wells Fargo Small Company Value Portfolio				56,577,851

				1,699,301,190

Affiliated Stock Funds: 15.38%

Wells Fargo Disciplined U.S. Core Fund Class R6			14,980,840	262,614,122

Wells Fargo Emerging Markets Equity Fund Class R6			1,066,144	27,442,550

Wells Fargo Emerging Markets Equity Income Fund Class R6			2,372,396	26,879,247

				316,935,919

Total Investment Companies (Cost $1,909,044,754)				2,016,237,109

	Yield	Maturity date	Principal
Short-Term Investments: 0.16%

U.S. Treasury Securities: 0.16%

U.S. Treasury Bill #(z)	2.20%	5-14-2019	$3,221,000	3,218,232

Total Short-Term Investments (Cost $3,218,242)				3,218,232

Total investments in securities (Cost $1,954,516,632)	100.36%	2,068,136,208

Other assets and liabilities, net	(0.36)	(7,368,900)

Total net assets	100.00%	$2,060,767,308

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019	Wells Fargo Asset Allocation Fund	13

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	906	6-17-2019	$103,045,836	$102,032,588	$0	$(1,013,248)

Short

S&P 500 E-Mini Index	(220)	6-21-2019	(30,908,676)	(32,433,500)	0	(1,524,824)

					$0	$(2,538,072)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Affiliated Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6	0	21,088,169	6,107,329	14,980,840	$(3,740,970)	$13,810,317	$4,093,993	$4,686,548	$262,614,122
Wells Fargo Emerging Markets Equity Fund Class R6	0	1,268,856	202,712	1,066,144	401,365	0	5,305,060	0	27,442,550
Wells Fargo Emerging Markets Equity Income Fund Class R6	0	2,712,990	340,594	2,372,396	226,008	0	2,487,289	112,480	26,879,247
Affiliated security no longer held at the end of period	164,736,608	0	164,736,608	0	1,115,471,540	0	(1,174,013,582)	0	0

					$1,112,357,943	$13,810,317	$(1,162,127,240)	$4,799,028	$316,935,919	15.38%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asset Allocation Fund	Portfolio of investments—April 30, 2019

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	0.00%	16.50%	$(2,516,567)	$7,870,510	$24,738	$982,168	$1,059	$62,433,795
Wells Fargo Core Bond Portfolio	0.00	2.51	1,984,242	1,122,996	4,544,898	0	2,533	143,623,726
Wells Fargo Diversified Large Cap Growth Portfolio	0.00	73.19	(16,708,867)	29,899,226	44,338	2,599,358	20,565	196,609,314
Wells Fargo Emerging Growth Portfolio	0.00	2.66	(6,352,080)	4,708,790	11,016	34,597	22,302	23,148,517
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00	11.07	637,594	1,167,050	9,076	203,955	0	28,926,083
Wells Fargo International Growth Portfolio	0.00	83.23	(12,006,775)	17,282,978	144,818	2,625,879	47,286	181,811,195
Wells Fargo International Value Portfolio	0.00	17.57	(3,634,036)	(6,534,662)	30,136	6,510,987	162,109	199,068,378
Wells Fargo Large Company Value Portfolio	0.00	77.87	(2,556,319)	11,280,324	69,618	4,947,852	0	208,694,583
Wells Fargo Managed Fixed Income Portfolio	0.00	83.84	300,461	13,113,735	17,916,184	0	15,166	502,935,822
Wells Fargo Real Return Portfolio	0.00	38.52	(924,961)	1,272,095	1,345,152	269,441	2,595	72,114,536
Wells Fargo Small Company Growth Portfolio	0.00	1.19	(11,381,757)	8,918,829	20,743	154,724	7,428	23,357,390
Wells Fargo Small Company Value Portfolio	0.00	40.65	(13,562,466)	5,204,141	8,748	819,949	35,836	56,577,851

			$(66,721,531)	$95,306,012	$24,169,465	$19,148,910	$316,879	$1,699,301,190	82.46%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019	Wells Fargo Asset Allocation Fund	15

Assets
Investments in affiliated Master Portfolios, at value (cost $1,603,995,178)	$1,699,301,190
Investments in affiliated Underlying Funds, at value (cost $305,049,576)	316,935,919
Investments in unaffiliated securities, at value (cost $45,471,878)	51,899,099
Receivable for daily variation margin on open futures contracts	328,828
Receivable for investments sold	284,269
Receivable for Fund shares sold	136,918
Prepaid expenses and other assets	38,714

Total assets	2,068,924,937

Liabilities
Payable for Fund shares redeemed	6,349,857
Overdraft due to custodian bank	350,004
Administration fees payable	334,062
Management fee payable	199,162
Distribution fees payable	174,818
Payable for daily variation margin on open futures contracts	61,600
Trustees’ fees and expenses payable	2,131
Accrued expenses and other liabilities	685,995

Total liabilities	8,157,629

Total net assets	$2,060,767,308

NET ASSETS CONSIST OF
Paid-in capital	$1,992,049,854
Total distributable earnings	68,717,454

Total net assets	$2,060,767,308

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,472,484,014
Shares outstanding – Class A1	109,143,349
Net asset value per share – Class A	$13.49
Maximum offering price per share – Class A2	$14.31
Net assets – Class C	$237,095,890
Shares outstanding – Class C1	18,249,231
Net asset value per share – Class C	$12.99
Net assets – Class R	$7,619,177
Shares outstanding – Class R1	569,782
Net asset value per share – Class R	$13.37
Net assets – Administrator Class	$31,609,979
Shares outstanding – Administrator Class[1]	2,313,717
Net asset value per share – Administrator Class	$13.66
Net assets – Institutional Class	$311,958,248
Shares outstanding – Institutional Class[1]	23,080,759
Net asset value per share – Institutional Class	$13.52

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asset Allocation Fund	Statement of operations—year ended April 30, 2019

Investment income
Interest allocated from affiliated Master Portfolios	$24,169,465
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $1,163,449)	19,148,910
Dividends from affiliated Underlying Funds	4,799,028
Dividends	321,603
Affiliated Income allocated from affiliated Master Portfolios	316,879
Expenses allocated from affiliated Master Portfolios	(9,576,710)
Waivers allocated from affiliated Master Portfolios	382,637

Total investment income	39,561,812

Expenses
Management fee	6,623,649
Administration fees
Class A	2,597,356
Class C	1,397,250
Class R	26,826
Administrator Class	63,573
Institutional Class	499,863
Shareholder servicing fees
Class A	3,092,090
Class C	1,663,393
Class R	31,719
Administrator Class	120,035
Distribution fees
Class C	4,990,180
Class R	31,935
Custody and accounting fees	143,997
Professional fees	48,001
Registration fees	115,001
Shareholder report expenses	536,999
Trustees’ fees and expenses	21,999
Other fees and expenses	62,995

Total expenses	22,066,861
Less: Fee waivers and/or expense reimbursements	(3,260,413)

Net expenses	18,806,448

Net investment income	20,755,364

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(66,721,531)
Affiliated Underlying Funds	1,112,357,943
Capital gain distributions from affiliated Underlying Funds	13,810,317
Futures contracts	2,853,671

Net realized gains on investments	1,062,300,400

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	95,306,012
Unaffiliated securities	6,427,221
Affiliated Underlying Funds	(1,162,127,240)
Futures contracts	(2,538,072)

Net change in unrealized gains (losses) on investments	(1,062,932,079)

Net realized and unrealized gains (losses) on investments	(631,679)

Net increase in net assets resulting from operations	$20,123,685

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Asset Allocation Fund	17

	Year ended April 30, 2019		Year ended April 30, 2018[1]

Operations
Net investment income (loss)		$20,755,364		$(32,041,441)
Net realized gains on investments		1,062,300,400		284,342,013
Net change in unrealized gains (losses) on investments		(1,062,932,079)		(27,051,854)

Net increase in net assets resulting from operations		20,123,685		225,248,718

Distributions to shareholders from net investment income and net realized gains
Class A		(84,323,173)		(24,440,974)
Class C		(49,021,940)		(8,184,877)
Class R		(890,103)		(219,977)
Administrator Class		(3,566,052)		(1,446,446)
Institutional Class		(28,279,851)		(14,348,210)

Total distributions to shareholders		(166,081,119)		(48,640,484)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	34,050,657	449,171,578	11,511,562	160,896,028
Class C	825,822	10,412,345	978,519	13,569,878
Class R	179,739	2,385,319	163,929	2,323,571
Administrator Class	228,936	3,177,330	668,649	9,643,917
Institutional Class	5,876,209	79,990,604	9,188,062	130,720,843

		545,137,176		317,154,237

Reinvestment of distributions
Class A	5,969,685	74,229,878	1,500,973	21,629,017
Class C	3,744,287	44,856,563	531,325	7,433,250
Class R	54,585	672,355	12,304	175,949
Administrator Class	266,551	3,356,581	91,292	1,330,122
Institutional Class	1,717,238	21,401,729	764,436	11,030,803

		144,517,106		41,599,141

Payment for shares redeemed
Class A	(24,976,936)	(341,627,604)	(22,678,076)	(324,082,990)
Class B	N/A	N/A	(434,890)[2]	(6,060,263)[2]
Class C	(51,600,584)	(665,446,199)	(29,777,992)	(407,067,877)
Class R	(767,164)	(10,287,822)	(574,093)	(8,049,337)
Administrator Class	(2,984,603)	(40,704,497)	(2,678,274)	(38,411,562)
Institutional Class	(24,396,733)	(336,373,854)	(19,309,825)	(277,421,505)

		(1,394,439,976)		(1,061,093,534)

Net decrease in net assets resulting from capital share transactions		(704,785,694)		(702,340,156)

Total decrease in net assets		(850,743,128)		(525,731,922)

Net assets
Beginning of period		2,911,510,436		3,437,242,358

End of period		$2,060,767,308		$2,911,510,436

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at April 30, 2018 was $9,340,106. The disaggregated distributions information for the year ended April 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from May 1, 2017 to July 5, 2017. Effective at the close of business on July 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.33	$13.62	$12.71	$14.10	$14.43
Net investment income (loss)	0.15 [1]	(0.12)	(0.09)	(0.11)	(0.11)
Net realized and unrealized gains (losses) on investments	0.04	1.08	1.20	(0.72)	0.18

Total from investment operations	0.19	0.96	1.11	(0.83)	0.07
Distributions to shareholders from
Net investment income	(0.06)	(0.25)	(0.20)	(0.37)	(0.40)
Net realized gains	(0.97)	0.00	0.00	(0.19)	0.00

Total distributions to shareholders	(1.03)	(0.25)	(0.20)	(0.56)	(0.40)
Net asset value, end of period	$13.49	$14.33	$13.62	$12.71	$14.10
Total return[2]	1.96%	7.01%	8.86%	(5.78)%	0.53%
Ratios to average net assets (annualized)
Gross expenses	1.18%[3,4]	0.82%[4]	0.80%[4]	0.82%[4]	0.85%[4]
Net expenses	1.04%[3,4]	0.82%[4]	0.80%[4]	0.82%[4]	0.85%[4]
Net investment income (loss)	1.08%[3,4]	(0.82)%[4]	(0.80)%[4]	(0.82)%[4]	(0.85)%[4]
Supplemental data
Portfolio turnover rate	189%[5]	0%[6]	0%[6]	1%[6]	0%[6]
Net assets, end of period (000s omitted)	$1,472,484	$1,348,107	$1,413,776	$1,578,517	$2,058,444

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios in the amount of 0.40%.

[4]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[5]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds, Asset Allocation Trust and unaffiliated securities and included in the portfolio turnover calculation.

[6]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year ended April 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.87	$13.17	$12.28	$13.61	$13.92
Net investment income (loss)	0.03 [1]	(0.22)[1]	(0.19)[1]	(0.20)[1]	(0.22)[1]
Net realized and unrealized gains (losses) on investments	0.06	1.03	1.18	(0.69)	0.18

Total from investment operations	0.09	0.81	0.99	(0.89)	(0.04)
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.10)	(0.25)	(0.27)
Net realized gains	(0.97)	0.00	0.00	(0.19)	0.00

Total distributions to shareholders	(0.97)	(0.11)	(0.10)	(0.44)	(0.27)
Net asset value, end of period	$12.99	$13.87	$13.17	$12.28	$13.61
Total return[2]	1.21%	6.16%	8.08%	(6.48)%	(0.23)%
Ratios to average net assets (annualized)
Gross expenses	1.92%[3,4]	1.57%[4]	1.55%[4]	1.57%[4]	1.60%[4]
Net expenses	1.78%[3,4]	1.57%[4]	1.55%[4]	1.57%[4]	1.60%[4]
Net investment income (loss)	0.23%[3,4]	(1.57)%[4]	(1.55)%[4]	(1.57)%[4]	(1.60)%[4]
Supplemental data
Portfolio turnover rate	189%[5]	0%[6]	0%[6]	1%[6]	0%[6]
Net assets, end of period (000s omitted)	$237,096	$905,336	$1,232,098	$1,561,695	$2,060,672

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios in the amount of 0.38%.

[4]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[5]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds, Asset Allocation Trust and unaffiliated securities and included in the portfolio turnover calculation.

[6]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS R	2019		2018	2017	2016	2015
Net asset value, beginning of period	$14.20		$13.49	$12.58	$13.95	$14.28
Net investment income (loss)	0.11	[1]	(0.15)[1]	(0.13)[1]	(0.14)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	0.05		1.05	1.21	(0.71)	0.18

Total from investment operations	0.16		0.90	1.08	(0.85)	0.03
Distributions to shareholders from
Net investment income	(0.02)		(0.19)	(0.17)	(0.33)	(0.36)
Net realized gains	(0.97)		0.00	0.00	(0.19)	0.00

Total distributions to shareholders	(0.99)		(0.19)	(0.17)	(0.52)	(0.36)
Net asset value, end of period	$13.37		$14.20	$13.49	$12.58	$13.95
Total return	1.73%		6.70%	8.64%	(6.02)%	0.27%
Ratios to average net assets (annualized)
Gross expenses	1.42	%[2],3	1.06%[3]	1.05%[3]	1.06%[3]	1.09%[3]
Net expenses	1.29	%[2],3	1.06%[3]	1.05%[3]	1.06%[3]	1.09%[3]
Net investment income (loss)	0.77	%[2],3	(1.06)%[3]	(1.05)%[3]	(1.06)%[3]	(1.09)%[3]
Supplemental data
Portfolio turnover rate	189%[4]		0%[5]	0%[5]	1%[5]	0%[5]
Net assets, end of period (000s omitted)	$7,619		$15,658	$20,244	$24,122	$30,355

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolios in the amount of 0.39%.

[3]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds, Asset Allocation Trust and unaffiliated securities and included in the portfolio turnover calculation.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	21

(For a share outstanding throughout each period)

	Year ended April 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.49	$13.78	$12.84	$14.23	$14.54
Net investment income (loss)	0.16 [1]	(0.09)[1]	(0.08)[1]	(0.09)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	0.06	1.07	1.24	(0.73)	0.19

Total from investment operations	0.22	0.98	1.16	(0.82)	0.10
Distributions to shareholders from
Net investment income	(0.08)	(0.27)	(0.22)	(0.38)	(0.41)
Net realized gains	(0.97)	0.00	0.00	(0.19)	0.00

Total distributions to shareholders	(1.05)	(0.27)	(0.22)	(0.57)	(0.41)
Net asset value, end of period	$13.66	$14.49	$13.78	$12.84	$14.23
Total return	2.18%	7.10%	9.14%	(5.69)%	0.77%
Ratios to average net assets (annualized)
Gross expenses	1.08%[2,3]	0.73%[3]	0.72%[3]	0.71%[3]	0.68%[3]
Net expenses	0.86%[2,3]	0.64%[3]	0.64%[3]	0.64%[3]	0.64%[3]
Net investment income (loss)	1.17%[2,3]	(0.64)%[3]	(0.64)%[3]	(0.64)%[3]	(0.64)%[3]
Supplemental data
Portfolio turnover rate	189%[4]	0%[5]	0%[5]	1%[5]	0%[5]
Net assets, end of period (000s omitted)	$31,610	$69,607	$92,600	$157,303	$427,916

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolios in the amount of 0.38%.

[3]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds, Asset Allocation Trust and unaffiliated securities and included in the portfolio turnover calculation.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.36	$13.66	$12.74	$14.15	$14.49
Net investment income (loss)	0.19 [1]	(0.06)[1]	(0.06)[1]	(0.06)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	0.05	1.06	1.23	(0.72)	0.19

Total from investment operations	0.24	1.00	1.17	(0.78)	0.13
Distributions to shareholders from
Net investment income	(0.11)	(0.30)	(0.25)	(0.44)	(0.47)
Net realized gains	(0.97)	0.00	0.00	(0.19)	0.00

Total distributions to shareholders	(1.08)	(0.30)	(0.25)	(0.63)	(0.47)
Net asset value, end of period	$13.52	$14.36	$13.66	$12.74	$14.15
Total return	2.39%	7.33%	9.34%	(5.44)%	0.99%
Ratios to average net assets (annualized)
Gross expenses	0.84%[2,3]	0.49%[3]	0.47%[3]	0.47%[3]	0.42%[3]
Net expenses	0.69%[2,3]	0.44%[3]	0.44%[3]	0.44%[3]	0.42%[3]
Net investment income (loss)	1.34%[2,3]	(0.44)%[3]	(0.44)%[3]	(0.44)%[3]	(0.42)%[3]
Supplemental data
Portfolio turnover rate	189%[4]	0%[5]	0%[5]	1%[5]	0%[5]
Net assets, end of period (000s omitted)	$311,958	$572,803	$672,544	$787,484	$1,032,319

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolios in the amount of 0.38%.

[3]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds, Asset Allocation Trust and unaffiliated securities and included in the portfolio turnover calculation.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Asset Allocation Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on July 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through July 5, 2017.

On June 15, 2018, the Fund implemented changes to its principal investments strategies and as a result redeemed its investment in Asset Allocation Trust, which was the Fund’s primary investment and 100% owned by the Fund. After Asset Allocation Trust had fully redeemed out of all its holdings in GMO-managed mutual funds, the Fund redeemed its holding in Asset Allocation Trust resulting in a gain of $1,115,471,540. Of this amount, a tax basis gain of $163,220,423 was recognized in the current year. As a result of the redemption, the Fund received cash which was subsequently invested into multiple diversified portfolios of Wells Fargo Master Trust and the Fund began operating as a fund-of-funds.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) or directly in securities employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems

24	Wells Fargo Asset Allocation Fund	Notes to financial statements

appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

The Fund is subject to interest rate risk, equity price risk, and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios and securities are recorded on a trade basis. Realized gains or losses are recorded on the basis of identified cost. The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Income dividends and capital gain distributions from affiliated Underlying Funds and exchange-traded funds are recorded on the ex-dividend date. Capital gain distributions from affiliated Underlying Funds and exchange-traded funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $1,992,350,279 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$113,619,576

Gross unrealized losses	(40,371,719)

Net unrealized gains	$73,247,857

Notes to financial statements	Wells Fargo Asset Allocation Fund	25

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and recognition of partnership income. At April 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(27,008)	$27,008

As of April 30, 2019, the Fund had a qualified late-year ordinary loss of $25,695,027 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$48,680,867	$0	$0	$48,680,867

Investment companies	316,935,919	0	0	316,935,919

Short-term investments

U.S. Treasury securities	3,218,232	0	0	3,218,232

Investments measured at net asset value*				1,699,301,190

Total assets	$368,835,018	$0	$0	$2,068,136,208

Liabilities

Futures contracts	$2,538,072	$0	$0	$2,538,072

Total liabilities	$2,538,072	$0	$0	$2,538,072

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in affiliated Master Portfolios are valued at $1,699,301,190. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

26	Wells Fargo Asset Allocation Fund	Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation

Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Factor Enhanced Emerging Market Portfolio	Seeks long-term capital appreciation

Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo International Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term

Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.300%

Next $500 million	0.280

Next $2 billion	0.260

Next $2 billion	0.240

Next $5 billion	0.230

Over $10 billion	0.220

Prior to June 15, 2018, Funds Management received a fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.280

Next $2 billion	0.255

Over $10 billion	0.235

Notes to financial statements	Wells Fargo Asset Allocation Fund	27

For the year ended April 30, 2019, the management fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolios and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Effective June 15, 2018, Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, became the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through August 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R, 0.95% for Administrator Class shares, and 0.80% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Funds Management voluntarily waived additional expenses of the Fund. Prior to June 15, 2018, the Fund’s expenses (excluding acquired fund fees and expenses and the expenses of Asset Allocation Trust) were capped at 0.87% for Class A shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.64% for Administrator Class shares, and 0.44% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2019, Funds Distributor received $26,921 from the sale of Class A shares and $2,099 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

28	Wells Fargo Asset Allocation Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2019 were as follows:

Purchases at cost*		Sales proceeds*
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$78,530,199	$4,329,279,561	$75,411,718	$5,941,135,676

*

The Fund seeks to achieve its investment objectives by investing its investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in affiliated Underlying Funds and unaffiliated securities in which the Fund invests are actual aggregate purchases and sales of those investments.

6. DERIVATIVE TRANSACTIONS

During the year ended April 30, 219, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active allocation strategy. The Fund had an average notional amount of $276,187,377 in long futures contracts and $61,144,781 in short futures contracts during the year ended April 30, 2019.

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2019 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Equity risk	Net unrealized gains on investments	$0	*	Net unrealized losses on investments	$1,524,824	*

Foreign currency risk	Net unrealized gains on investments	0	*	Net unrealized losses on investments	1,013,248	*

		$0			$2,538,072

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of April 30, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2019 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$2,372,364	$(1,524,824)

Foreign currency risk	0	(1,013,248)

Interest rate risk	481,307	0

	$2,853,671	$(2,538,072)

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended April 30, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Asset Allocation Fund	29

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2019 and April 30, 2018 were as follows:

	Year ended April 30

	2019	2018

Ordinary income	$8,689,804	$48,640,484

Long-term capital gain	157,391,315	0

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$1,602,373	$19,663,594	$73,247,857	$(25,695,027)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended April 30, 2018 were as follows:

Net investment income

Class A	$24,440,974

Class C	8,184,877

Class R	219,977

Administrator Class	1,446,446

Institutional Class	14,348,210

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

30	Wells Fargo Asset Allocation Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian, broker and transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

June 26, 2019

Other information (unaudited)	Wells Fargo Asset Allocation Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 85.13% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $157,391,315 was designated as a 20% rate gain distribution for the fiscal year ended April 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $8,689,804 of income dividends paid during the fiscal year ended April 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended April 30, 2019, $5,229,524 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended April 30, 2019, 11.47% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Asset Allocation Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996: Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Asset Allocation Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402347 06-19 A224/AR224 04-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2019	Fiscal year ended April 30, 2018
Audit fees	$65,610	$55,365
Audit-related fees	—	—
Tax fees (1)	8,085	8,000
All other fees	—	—

	$73,695	$63,365

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2019